                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this Joint Proxy Statement/Prospectus of Zapata Corporation of our reports dated March 26, 1996, which include explanatory paragraphs discussing the comprehensive financial restructuring through implementation of reorganization under Chapter 11 of the United States Bankruptcy Code, on our audits of the consolidated financial statements and financial statement schedules of Envirodyne Industries, Inc. and subsidiaries as of December 28, 1995 and December 29, 1994, and for the period December 30, 1994 to December 28, 1995 and January 1 to December 29, 1994 (Post-consummation) and January 1 to December 31, 1993 (Pre-consummation) and the consolidated financial statements and financial statement schedules for Viskase Holding Corporation and subsidiaries as of December 28, 1995 and December 29, 1994, and for the period December 30, 1994 to December 28, 1995 and January 1 to December 29, 1994 (Post-consummation) and January 1 to December 31, 1993 (Pre-consummation), which reports are included in the Zapata Corporation Form 8-K dated June 19, 1996. We also consent to the reference to our firm under the caption "Experts."


                                          Coopers & Lybrand L.L.P.

Chicago, Illinois

August 14, 1996

                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this Joint Proxy Statement/Prospectus of Zapata Corporation of our reports dated December 15, 1995, on our audits of the consolidated financial statements and financial statement schedule of Zapata Corporation as of September 30, 1995 and 1994, and for the years then ended. We also consent to the reference to our firm under the caption "Experts."


                                          Coopers & Lybrand L.L.P.

Houston, Texas

August 14, 1996